SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549






                                    FORM 8-K



                                  CURRENT REPORT







                        Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934






Date of Report (Date of earliest event reported)       OCTOBER 14, 1999
                                                       ----------------


                         NORTHERN STATES POWER COMPANY
                         -----------------------------
            (Exact name of registrant as specified in its charter)


                                  MINNESOTA
                                  ---------
                (State or other jurisdiction of incorporation)


             1-3034                                  41-0448030
             ------                                  ----------
     (Commission File Number)            (IRS Employer Identification No.)


        414 NICOLLET MALL, MPLS, MN                    55401
        ---------------------------                    -----
  (Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code         612-330-5500
                                                           ------------



      (Former name or former address, if changed since last report)


ITEM 5.          OTHER EVENTS
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In connection with Northern States Power Company's (NSP) Oct. 14, 1999 earnings release for the third quarter, NSP indicated the following.

NRG expects to contribute about 35 cents per share to NSP's 1999 annual earnings, a decrease from previous projections of 40 cents per share. The primary reason for the reduction is that pooling restrictions associated with NSP's pending merger with New Century Energies limit NRG's ability to monetize the value of successful development activities, which would otherwise be available to supplement NRG's earnings.

Given the year to date results and NSP's outlook for the fourth quarter, NSP anticipates 1999 earnings will be in the range of $1.80 to $1.85, excluding the potential disallowance of conservation program incentives.

This document includes forward-looking statements that are subject to certain risks, uncertainties and assumptions. Such forward-looking statements are intended to be identified in this document by the words "anticipate," "estimate," "expect," "objective," "outlook,""possible," "potential" and similar expressions. Actual results may vary materially. Factors that could cause actual results to differ materially include, but are not limited to:

general economic conditions, including their impact on capital expenditures;

availability or cost of capital such as changes in: interest rates; market perceptions of the power generation industry, NSP or any of its subsidiaries; or security ratings;

business conditions in the energy industry;

competitive factors;

unusual weather;

changes in federal or state legislation;

regulation;

issues relating to Year 2000 remediation efforts;

currency translation and transaction adjustments;

regulatory delays or conditions imposed by regulatory agencies in approving the proposed merger with New Century Energies, Inc.;

the higher degree of risk associated with NSP's nonregulated businesses as compared to NSP's regulated business;

volatility of energy prices in a deregulated market environment;

the lack of operating history at NRG's development projects, the lack of NRG operating history at the projects not yet owned and the limited operating history at the remaining NRG projects provide only a limited basis for management to project the results of future operations;

risks associated with timely completion of NRG projects, including obtaining competitive contracts, obtaining regulatory and permitting approvals, local opposition, construction delays and other factors beyond NRG's control;

the failure to timely satisfy the closing conditions contained in the definitive agreements for the acquisitions of projects by NRG subject to definitive agreements but not yet closed, many of which are beyond NRG's control;

factors challenging the successful integration of projects not previously owned or operated by NRG, including the ability to obtain operating synergies;

factors  associated  with  operating  in  foreign countries including:
delays in permitting and licensing, construction delays and interruption of business, political instability, risk of war, expropriation, nationalization, renegotiation, or nullification of existing contracts, changes in law, and the ability to convert foreign currency into United States dollars;

and the other risk factors listed from time to time by NSP in reports filed with the Securities and Exchange Commission, including Exhibit 99.01 to NSP's Quarterly Report on Form 10-Q for the quarter ended June 30, 1999.

NSP undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors pursuant to the Act should not be construed as exhaustive.



                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           Northern States Power Company
                                            (a Minnesota Corporation)



                                           By      /s/
                                             ------------------------
                                             Edward J. McIntyre
                                             Vice President and Chief
                                             Financial Officer






Dated:    October  14,  1999
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